                                                                   Exhibit 10.13


                      Oregon Student Assistance Commission

                           AGREEMENT TO ENDORSE LOANS

This AGREEMENT, entered into between the Oregon Student Assistance Commission (hereinafter referred to as "Student Assistance Commission"), an agency of the State of Oregon, and

STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK, TRUSTEE)
--------------------------------------------------------------------------------
(hereinafter referred to as "Lender")

ABERDEEN, SD 57401-4173
--------------------------------------------------------------------------------
(City and State)  (Zip)

WITNESSETH:

          WHEREAS, the Student Assistance Commission is a State agency designated to administer loan programs under provisions of Oregon Revised Statutes 348.505 to 348.620;

          WHEREAS, the Student Assistance Commission maintains a central office for the endorsement of approved loans made by participating lenders to eligible students attending educational institutions approved by the U.S. Department of Education and to eligible parents of such students; Oregon residents may borrow for attendance at any approved educational institution; non-residents may borrow for attendance only at approved institutions located within Oregon; and

          WHEREAS, the Lender wants to participate in the Loan Programs of the Student Assistance Commission, subject to the terms and conditions hereinafter set forth;

NOW THEREFORE, the Student Assistance Commission and the Lender agree as follows:

1. This Agreement is subject to and all terms used herein shall have their meanings respectively indicated in:

     (a) the provisions of Title IV, Part B, of the Higher Education Act of 1965, as amended (20 U.S.C. (S) 1071 et seq.) and regulations issued thereunder, and

     (b) Oregon Revised Statutes 348.505 to 348.620 and rules, regulations and policies issued thereunder.

2. The Lender agrees to comply with the provisions of Title IV, Part B, of the Higher Education Act of 1965, as amended, (20 U.S.C. (S) 1071 et seq.)

3. The Lender shall give the U.S. Secretary of Education, or other agencies of the government designated by the Secretary, and/or the Student Assistance Commission access to the Lender's records in order to assure the accuracy of the required reports in accordance with Federal regulations.

4. All documents and instruments used in the Loan Programs shall be in the form furnished and/or approved by the Student Assistance Commission and the U.S. Department of Education.

5. This Agreement shall inure to the benefit of and be binding upon the Student Assistance Commission and the Lender and their respective successors provided, however, that neither party may assign its obligations under this agreement without prior written consent from the other party, which consent will not be unreasonably withheld.

6. This Agreement may be terminated by either party upon not less than 90 days written notice to the other party. Such termination shall not affect any obligations incurred pursuant to this Agreement prior to the time that such termination notice becomes effective.

7. If the Lender violates or fails to comply with its obligations under this agreement then the Lender agrees to indemnify the Student Assistance Commission from and against any and all liability arising out of such violation or failure regardless of whether the Student Assistance Commission purchased such loan from the Lender.

     The Student Assistance Commission's liability shall be limited to payment of the guarantee as required by this agreement and to the extent permitted by Article XI, Section 7 of the Oregon constitution and the Oregon Tort Claims Act, ORS 30.270 through 30-300.

8. This agreement shall be governed by and construed in accordance with the laws of the State of Oregon without regard to principles of conflicts of law. Any claim, action, suit or proceeding between the parties that arises from or relates to this agreement shall be brought and conducted solely and exclusively within the Circuit Court of Marion County for the State of Oregon; provided, however, if a claim, action, suit or proceeding must be brought in a federal forum, then it shall be brought and conducted solely and exclusively within the United States District Court for the District of Oregon.

9. Any notice required or permitted under this agreement shall be in writing by personal delivery, facsimile or overnight carrier, effective on receipt, or by mail, effective (five) 5 days after mailing. To be effective against the Student Assistance Commission, any notice delivered by facsimile must be confirmed by telephone notice to the Student Assistance Commission offices.

10. The parties agree that if any term or provision of this agreement is declared by a court of competent jurisdiction to be illegal or in conflict with any law, the validity of the remaining terms and provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the agreement did not contain the particular term or provision held to be invalid.

11. This agreement may be executed in several counterparts, all of which when taken together shall constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Each copy of the agreement so executed shall constitute an original.

12. The parties agree that no legal relationship of any kind exists as a result of this agreement, other than the covenants expressly contained herein. This agreement shall not constitute or imply a joint venture, partnership or business organization of any kind. The parties are independent and the personnel of one party shall not be deemed the personnel of the other. Nothing in this agreement shall grant to either party any right to make commitments of any kind or to create any obligation for or on behalf of the other without the prior written consent of the other party, except to the extent stated herein.

13. This Agreement supersedes all existing agreements and may only be amended by all parties in writing. The failure of the parties to enforce any provision of this agreement shall not constitute a waiver by either party of that or any other provision.

The Oregon Student Assistance Commission and the Lender have each caused this instrument to be executed the 30th day of January, 2002, by their respective duly authorized officers.

STUDENT LOAN FINANCE                        OREGON STUDENT
------------------------------------         ASSISTANCE COMMISSION
   CORPORATION & SUBSIDIARIES
------------------------------------
   (US BANK, TRUSTEE)
------------------------------------
Lender

By:  /s/Tom Steele                          By:  /s/(Signature Unreadable)
    --------------------------------            --------------------------------
____________________________________
Signature                                   Executive Director


TOM STEELE                                  April 4, 2002
------------------------------------        ------------------------------------
   CORPORATE TRUST OFFICER                  Date
------------------------------------
Title

141 North MAIN AVENUE BOX 5308
------------------------------------
Street Address

SIOUX FALLS, SD 57117-5308
------------------------------------
City, State and Zip

833405
------------------------------------
Lender Code Number

41-0256895
------------------------------------
Employer Identification Number (EIN)

                      Oregon Student Assistance Commission

               AGREEMENT TO GUARANTEE FEDERAL CONSOLIDATION LOANS

This AGREEMENT, entered into between the Oregon Student Assistance Commission (hereinafter referred to as "Student Assistance Commission"), an agency of the State of Oregon, and

STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK, TRUSTEE)
--------------------------------------------------------------------------------
(hereinafter referred to as "Lender")

ABERDEEN,  SD 57401-4173
--------------------------------------------------------------------------------
(City and State) (Zip)

WITNESSETH:

     WHEREAS, the Student Assistance Commission is a State agency designated to administer loan programs under provisions of Oregon Revised Statutes
     348.505 to 348.620; and

     WHEREAS, the Student Assistance Commission maintains a central office for the endorsement of approved loans made by participating lenders to eligible students attending educational institutions; and

     WHEREAS, the Student Assistance Commission maintains facilities for the provision of guarantee services with respect to approved loans made to eligible students and their parents for the consolidation of their obligations with respect to eligible student loans; and

     WHEREAS, the Student Assistance Commission wants to make its Federal Consolidation Loan Guarantee Program and related services (hereinafter referred to as "Consolidation Loan Program") available to the lender, subject to the terms and conditions set forth herein; and

     WHEREAS, the Lender wants to use its facilities to arrange for the lending and borrowing of money for the purpose of enabling eligible borrowers to consolidate their obligations with respect to eligible student loans through the Consolidation Loan Program of the Student Assistance Commission in the manner described in the Agreement; and

     WHEREAS, the Lender has full power and authority to contract for the performance of such guarantee services, qualifies as an eligible lender for the making of Consolidation Loans under the provisions of Title IV, Part B of the Higher Education Act of 1965, as amended (20 U.S.C. (S) 1071 et seq.) and is prepared to engage in the transactions contemplated by this Agreement

NOW, THEREFORE, the Student Assistance Commission and the Lender agree as follows:

1. This Agreement is subject to and all terms used herein shall have their meanings respectively indicated in:

     (a) the provisions of Title IV, Part B of the Higher Education Act of 1965, as amended (20 U.S.C. (S) 1071 et seq.) and regulations issued thereunder, and

     (b) Oregon Revised Statutes 348.505 to 348.620 and rules, regulations and policies issued thereunder.

2. The Lender agrees to comply with the provisions of Title IV, Part B, of the Higher Education Act of 1965, as amended (20 U.S.C. (S) 1071 et seq.).

3. The Lender agrees Consolidation Loans shall be made or caused to be made only to eligible borrowers pursuant to the terms of the Consolidation Loan Program.

4. The Student Assistance Commission agrees to provide for the guarantee of Consolidation Loans processed in accordance with the terms of the Consolidation Loan Program. The Student Assistance Commission agrees to maintain each Consolidation Loan guaranteed as required by the Consolidation Loan Program and the Act, including provision of:

     (a)  Management and information reports for the Lender;

     (b)  Preclaims assistance and claims processing; and

     (c) All other services and duties required of a guarantor under the Act with respect to Consolidation Loans under the Consolidation Loan Program.

5. The parties agree a Consolidation Loan may be guaranteed only if the Lender fully complies with the policies and the terms and conditions for Consolidation Loans as set forth in the Act.

6. The Lender agrees that, with respect to all Consolidation Loans made or acquired under the Consolidation Loan Program of the Student Assistance Commission and all Notes held or acquired by the Lender from time to time:

     (a) It will exercise or cause to be exercised reasonable care and diligence in the making, servicing and collection thereof; and

     (b) It will originate a Consolidation Loan to an eligible borrower (on request of that borrower) only if the eligible borrower certifies that he or she has no other application pending for a Consolidation Loan and (i) it holds an outstanding Eligible Student Loan of that eligible borrower that has been selected by the eligible borrower for consolidation, or (ii) the eligible borrower certifies that he or she has sought and has been unable to obtain a Consolidation Loan with income-sensitive repayment terms acceptable to the eligible borrower from the holders of the Eligible Student Loans (which are so selected for consolidation) of that eligible borrower.

     (c) It will originate a Consolidation Loan to an eligible borrower only if the borrower has one or more active loans currently held or guaranteed by the Student Assistance Commission.

7. The Student Assistance Commission reserves the right, upon ninety (90) calendar days written notice, to charge to the Lender a fee, or increase any fee charged the Lender, to cover the costs to the Student Assistance Commission of guaranteeing new Consolidation Loans pursuant to the Agreement and the Certificate of Comprehensive Guarantee Coverage.

8. Nothing contained in this Agreement will obligate the Lender to make, certify, cause to certify or acquire any particular Consolidation Loan or number of Consolidation Loans under the Consolidation Loan Program.

9. The Lender will give the U.S. Secretary of Education, or other agencies of the government designated by the Secretary, and/or the Student Assistance Commission access to the Lender's records in order to assure the accuracy of information provided by the Lender under the Act and in order to conduct an audit and compliance review in accordance with Federal regulations.

10. If the Student Assistance Commission determines that the Lender has violated the terms of this Agreement or the Consolidation Loan Program, the Student Assistance Commission may take such action as is necessary to protect its interests. This action may include, but will not be limited to, any remedies provided under the federal regulations governing the Act.

11. If the Lender violates or fails to comply with its obligations under this Agreement, then the Lender agrees to indemnify the Student Assistance Commission from and against any and all liability arising out of such violation or failure regardless of whether the Student Assistance Commission purchased such Consolidation Loan from the Lender.

     The Student Assistance Commission's liability shall be limited to payment of the guarantee as required by this Agreement and to the extent permitted by Article X1, Section 7 of the Oregon Constitution and the Oregon Tort Claims Act, ORS 30.270 through 30.300.

12. This Agreement will be governed by and construed in accordance with the laws of the State of Oregon without regard to principles of conflicts of law. Any claim, action, suit or proceeding between the parties that arises from or relates to this Agreement will be brought and conducted solely and exclusively within the Circuit Court of Marion County for the State of Oregon; provided, however, if a claim, action, suit or proceeding must be brought in a federal forum, then it will be brought and conducted solely and exclusively within the United States District Court for the District of Oregon.

13. Any notice required or permitted under this Agreement shall be in writing by personal delivery, facsimile or overnight carrier, effective on receipt, or by mail, effective five (5) days after mailing. To be effective against the Student Assistance Commission, any notice delivered by facsimile must be confirmed by telephone notice to the Student Assistance Commission offices.

14. The parties agree that if any term or provision of this Agreement is declared by a court of competent jurisdiction to be illegal or in conflict with any law, the validity of the remaining terms and provision will not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular term or provision held to be invalid.

15. This Agreement may be executed in several counterparts, all of which when taken together shall constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Each copy of the Agreement so executed shall constitute an original.

16. This Agreement supersedes all existing agreements and may only be amended by all parties in writing. The failure of the parties to enforce any provision of this Agreement shall not constitute a waiver by either party of that or any other provision.

The Oregon Student Assistance Commission and the Lender have each caused this instrument to be executed on the 30th day of January, 2002, by their respective duly authorized officers.

STUDENT LOAN FINANCE                        OREGON STUDENT
-------------------------------------        ASSISTANCE COMMISSION
   CORPORATION & SUBSIDIARIES
-------------------------------------
   (US BANK, TRUSTEE)
-------------------------------------
Lender

By:  /s/Tom Steele                          By:  /s/(Signature Unreadable)
    ---------------------------------           --------------------------------
Signature____________________________       Executive Director

TOM STEELE                                  Date April 4, 2002
-------------------------------------            -------------------------------
   CORPORATE TRUST OFFICER
-------------------------------------
Title

141 North MAIN AVENUE BOX 5308
-------------------------------------
Street Address

SIOUX FALLS, SD 57117-5308
-------------------------------------
City, State and Zip

833405
-------------------------------------
Lender Code Number

41-0256895
-------------------------------------
Employer Identification Number (EIN)

                      Oregon Student Assistance Commission

                       FEDERAL CONSOLIDATION LOAN PROGRAM
                 CERTIFICATE OF COMPREHENSIVE GUARANTEE COVERAGE

THIS CERTIFICATE is entered into as of the 30th day of January, 2002, between the Oregon Student Assistance Commission (hereinafter referred to as "Student Assistance Commission") an agency of the State of Oregon, and Student Loan Finance Corporation & Subsidiaries (US Bank, Trustee) (hereinafter referred to as "Lender") for certain Consolidation Loans made pursuant to Part B of Title IV of the Higher Education Act of 1965 (20 U.S.C. (S) 1071 et seq.) as amended (hereinafter "the Act") and Oregon Revised Statutes 348.505 to 348.620 and the rules, regulations and policies issued thereunder.

The Student Assistance Commission and the Lender agree as follows:

1. This Agreement is subject to and all terms used herein shall have their meanings respectively indicated in:

     (a) the provisions of Title IV, Part B, of the Higher Education Act of 1965, as amended (20 U.S.C. (S) 1071 et seq.) and regulations issued thereunder, and

     (b) Oregon Revised Statutes 348.505 to 348.620 and rules, regulations and policies issued thereunder.

2. In this Certificate, unless the context of this Certificate otherwise requires, all definitions and other provisions of the Agreement are controlling. This Certificate is hereby incorporated into the Agreement and made a part thereof.

3. If the Lender complies with the requirements of the Act, the Agreement and this Certificate, the Student Assistance Commission will make its Guarantee available to the Lender to partially insure the Lender against loss of principal and interest on Consolidation Loans made or acquired by the Lender. The aggregate amount of such Guarantee shall at no time exceed $100,000,000.00; provided, however, that upon receipt of a written request of the Lender, the Student Assistance Commission may increase the aggregate amount of such Guarantee.

4. The issuance by the Student Assistance Commission of guarantees for Consolidation Loans originated by the Lender under the Consolidation Loan Program is made in reliance on the representations of the Lender contained in this Certificate and the Agreement. The continuance of Guarantees issued by the Student Assistance Commission for Consolidation Loans is conditioned upon continued compliance by each and every holder of such Consolidation Loan with applicable laws and regulations. The delegation of one or more functions to a servicing agency or another party does not relieve the Lender of its responsibilities in administering Consolidation Loans.

5. No Consolidation Loan originated by the Lender will be covered by the Student Assistance Commission's Guarantee unless and until the Lender has determined, in accordance with reasonable and prudent business practices, with respect to each Eligible

     Student Loan being consolidated (i) that each such Eligible Student Loan is a legal, valid and binding obligation; (ii) that each such Eligible Student Loan was originated and serviced in compliance with applicable laws and regulations; and (iii) with respect to all Eligible Student Loans made, insured, or guaranteed under the Act, that the insurance or guarantee on each Eligible Student Loan is in full force and effect.

6. The Lender will at all times be subject to the reporting requirements as required by the Act and the Agreement.

7. All claims on Consolidation Loans guaranteed pursuant to this Certificate and all related and administrative functions to be performed by the Student Assistance Commission pursuant to the Act, this Certificate and the Agreement shall be processed or performed by the Student Assistance Commission or its contractors at its office located in Eugene, Oregon or at such other office of the Student Assistance Commission or its contractors as may be designated by the Student Assistance Commission.

8. The Lender may offer to the eligible borrower and establish such alternative repayment terms on a Consolidation Loan as will promote the objectives of the Consolidation Loan Program; provided that such alternative repayment terms are in accordance with the Act and the Agreement.

9. This Certificate shall be in effect, subject to the Act and the Agreement, from the date first above written until expiration of the authority in the Act to make or Guarantee Consolidation Loans, but no later than December 31, 2005. Termination of the Agreement terminates this Certificate.

10. Except with respect to Consolidation Loans that have been guaranteed by the Student Assistance Commission and continue to be outstanding under this Certificate, this Certificate may be terminated by either party with or without cause upon not less than ninety (90) calendar days prior express written notice to the other party. Such termination will not affect any Notes which are outstanding or duties undertaken prior to the effective date of this termination. If the Lender, prior to the expiration of this Certificate, no longer makes Consolidation Loans, the Lender will so notify the Student Assistance Commission.

IN WITNESS WHEREOF, the Student Assistance Commission and the Lender have each caused this Certificate of Comprehensive Guarantee Coverage to be executed by their respective authorized officers and to take effect on the date first above written.

STUDENT LOAN FINANCE                        OREGON STUDENT
---------------------------------------
  CORPORATION & SUBSIDIARIES                ASSISTANCE COMMISSION
---------------------------------------
  (US BANK, TRUSTEE)
---------------------------------------
Lender

By: : /s/ Tom Steele                        By:  /s/ (Signature Unreadable)
      -------------------------------            ------------------------------
Signature ___________________________       Executive Director

TOM STEELE                                  Date April 4, 2002
---------------------------------------          ------------------------------
  CORPORATE TRUST OFFICER
---------------------------------------
Title

141 North MAIN AVENUE BOX 5308
---------------------------------------
Street Address

SIOUX FALLS, SD 57117-5308
---------------------------------------
City, State and Zip

833405
---------------------------------------
Lender Code Number

41-0256895
---------------------------------------
Employer Identification Number (EIN)